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                                                                      EXHIBIT 24

                         YORK INTERNATIONAL CORPORATION

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of York International Corporation, a Delaware corporation (the "Company"), hereby constitute and appoint Jane G. Davis and C. David Myers, or either of them acting singly or jointly, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, or any of them, to sign for the undersigned and in their respective names, as directors and as officers of the Company, the Annual Report of the Company on Form 10-K for 2002 or other appropriate form, to be filed under the Securities Act of 1933, as amended, with the Securities and Exchange Commission.

Capacity                                                    Date
--------                                                    ----
/s/ Gerald C. McDonough                                     March 4, 2003
-----------------------
Gerald C. McDonough, Chairman

/s/ W. Michael Clevy                                        March 4, 2003
--------------------
W. Michael Clevy, Director

/s/ Malcolm W. Gambill                                      March 4, 2003
----------------------
Malcolm W. Gambill, Director

/s/ J. Roderick Heller, III                                 March 4, 2003
---------------------------
J. Roderick Heller, III, Director

/s/ Robert F. B. Logan                                      March 4, 2003
----------------------
Robert F. B. Logan, Director

/s/ Paul J. Powers                                          March 4, 2003
------------------
Paul J. Powers, Director

/s/ Donald M. Roberts                                       March 4, 2003
---------------------
Donald M. Roberts, Director

/s/ James A. Urry                                           March 4, 2003
-----------------
James A. Urry, Director

/s/ Michael R. Young                                        March 4, 2003
--------------------
Michael R. Young, Director